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                                                                   EXHIBIT 10.68

(MULTICURRENCY--CROSS BORDER)

                                    ISDA(R)
              International Swaps & Derivatives Association, Inc.

                                MASTER AGREEMENT

                            dated as of 1 June 1999

CREDIT SUISSE FINANCIAL PRODUCTS and LAM RESEARCH CORPORATION have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


    Copyright(c)1991 by International Swaps & Derivatives Association, Inc.


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(b)  CHANGE OF ACCOUNT.  Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING.  If on any date amounts would otherwise be payable:-

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  DEDUCTION OR WITHHOLDING FOR TAX.

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

          (1)  promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.



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     (ii) Liability. If:

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X.

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (V) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

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(b)  ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Act Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) Events of Default. The occurrence at any time with respect to a party, or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

        (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or (2e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

        (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)1) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

        (iii)   Credit Support Default.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                (3) the party or such Credit Support Provider disaffirms, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document:

        (iv) Misrepresentation. A representation (other than a representation under Section 3(e) of (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

        (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or
        (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf;

        (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar conditions or event (however


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     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in as aggregate amount of net less than the applicable Threshold Amount under such agreement or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debt or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
           (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy of insolvency law or other similar law affecting creditor's rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the instruction or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it of for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval or, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

          (1) the resulting, surviving or transferee entry fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement or

          (2) the benefits of any Credit Support Document fail to extent (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below: --

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party); --

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all of substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(e) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and such Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii)  TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)  RIGHT TO TERMINATE. If:--

           (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

           (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party.

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event. Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

     (c)  EFFECT OF DESIGNATION.

          (i)  If notice designating an Early Termination Date is given under
          Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

          (ii) Upon the occurrence of effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

     (d)  CALCULATIONS.

          (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

          (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(c) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

     (e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market quotation" or the "Second method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

          (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

               (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and market Quotation apply, the Defaulting Party will pay to the Non-defaulting party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) SECOND METHOD AND MARKET QUOTATION. If the Second method and Market quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

        Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting
        Party: if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

        (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-Defaulting Party: if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.


(ii) Termination Events. If the Early Termination Date results from a Termination Event --

        (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated. Loss shall be calculated in respect of all Terminated Transactions.

        (2) Two Affected Parties. If there are two Affected Parties: --

                (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less than (II) the Termination Currency Equivalent of the Unpaid Amounts owing Y: and

                (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

        If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value to Y.

        (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

        (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.      TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party except that--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to another entity (but without prejudice to any other right or remedy under this Agreement; and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(c)

8.      CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency, except to the extent such tender results in the accrual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchanges payable in connection with the purchase of conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES: MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that entered into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated: --

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii)  if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds form (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   DEFINITIONS

As used in this Agreement --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"Consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule;

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment of a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment of fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of such applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Marker-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a)

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement another contract applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive of negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Less (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(c), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


CREDIT SUISSE FINANCIAL PRODUCTS             LAM RESEARCH CORPORATION
----------------------------------           ----------------------------------
         (Name of Party)                              (Name of Party)


By: /s/ EDMOND CURTIN                        By:       [SIG]
   -------------------------------              -------------------------------
   Name: Edmond Curtin                          Name: Craig Garber
   Title: Director - Legal and                  Title: VP/Treasurer
          Compliance Department                 Date:  6/15/99
   Date:



By:  /s/ PAUL MANN
    ----------------------------------
    Name: Paul Mann
    Title: Vice President - Legal
           and Compliance Department
    Date:

                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                             dated as of 1 June 1999


                                     between



CREDIT SUISSE FINANCIAL PRODUCTS,          AND      LAM RESEARCH CORPORATION,
an unlimited company incorporated                   a corporation established
under the laws of England and Wales                 under the laws of the State
          ("PARTY A")                               of Delaware
                                                            ("PARTY B")



                                     PART 1
                             TERMINATION PROVISIONS


In this Agreement the following terms shall be given the following meaning. Unless otherwise specified, references below to "Section" or "Sections" are to those sections of the Master Agreement dated 1 June 1999 (the "Agreement"):-


(a) SPECIFIED ENTITY. "Specified Entity" means "Affiliates" in relation to Party A and Party B for the purpose of the "Default under Specified Transaction" provision Section 5(a)(v).


(b) SPECIFIED TRANSACTION. "Specified Transaction" will have the meaning specified in Section 14.


(c) CROSS DEFAULT. The "Cross Default" provision Section 5(a)(vi) will apply to Party A and Party B amended as follows:-

         Specified Indebtedness

         Instead of the definition in Section 14 of this Agreement, "Specified Indebtedness" shall mean any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) (a) in respect of borrowed money, and/or (b) in respect of any Specified Transaction (except that, for this purpose only, the words "and any other entity" shall be substituted for the words "and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party)" where they appear in the definition of Specified Transaction).

         Threshold Amount

         "Threshold Amount" means $10,000,000 (including the United States Dollar equivalent of obligations stated in any other currency or currency unit).

(d) CREDIT EVENT UPON MERGER. The "Credit Event Upon Merger" provision Section 5(b)(iv) will apply to Party A and Party B restated as follows:-

"Credit Event Upon Merger" shall mean that a Designated Event (as defined below) occurs with respect to a party ("X"), and such Designated Event does not constitute an event described in Section 5(a)(viii) but the creditworthiness of X or, if applicable, the successor, surviving or transferee entity of X, is materially weaker than that of X immediately prior to such action (and, in such event, such party or its successor or transferee, as appropriate, will be the Affected Party). For purposes hereof, a Designated Event with respect to X means that, after the Trade Date of the first Transaction between the parties:

         (i) X consolidates or amalgamates with or merges with or into, or transfers all or substantially all its assets (or any substantial part of the assets comprising the business conducted by X as of the execution date hereof) to, or receives all or substantially all the assets or obligations of, another entity;

         (ii) any person or entity acquires directly or indirectly the beneficial ownership of equity securities having the power to elect a majority of the board of directors of X or otherwise acquires directly or indirectly the power to control the policy-making decisions of X; or

         (iii) X effects any substantial change in its capital structure by means of the issuance, incurrence or guarantee of debt or the issuance of preferred stock or other securities convertible into, or exchangeable for, debt or preferred stock.


(e) AUTOMATIC EARLY TERMINATION. The "Automatic Early Termination" provision of
Section 6(a) will apply to Party A and Party B.


(f) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e), the Second Method and Market Quotation will apply.


(g) TERMINATION CURRENCY. "Termination Currency" means United States Dollars.


(h) ADDITIONAL TERMINATION EVENT. The following shall be an Additional Termination Event with respect to Party B for the purposes of this Agreement with Party B as the sole Affected Party:-.

         Party B fails to maintain, as reasonably determined by Party A, a Cash Balance of USD75,000,000.

For the purpose of this Additional Termination Event "Cash Balance" shall be defined as being the sum of cash and cash equivalents as reported in Party B's last filed quarterly unaudited or annually audited accounts and for the avoidance of doubt "Cash Balance" shall not include restricted cash as reported in Party B's last filed quarterly unaudited or annually audited accounts.

                                     PART 2
                               TAX REPRESENTATIONS


(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e), Party A and Party B each makes the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d);

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.


(b)      PAYEE TAX REPRESENTATIONS.  For the purpose of Section 3(f),

         (i) Party A represents that (A) it is entering into each Transaction in the ordinary course of its trade as, and is, a recognised U.K. bank and (B) it will bring into account payments made and received in respect of each Transaction in computing its income for United Kingdom tax purposes.

         (ii)     Party B makes no Payee Tax Representations.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS


Each party agrees to deliver the following documents as applicable:-

(a) For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-


PARTY REQUIRED TO              FORM/DOCUMENT/              DATE BY WHICH
DELIVER DOCUMENTS              CERTIFICATE                 TO BE DELIVERED

Not Applicable                 Not Applicable              Not Applicable


(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:-


PARTY REQUIRE TO               FORM/DOCUMENT/              DATE BY WHICH               COVERED BY
DELIVER DOCUMENT               CERTIFICATE                 TO BE DELIVERED             SECTION 3(d)
                                                                                       REPRESENTATION
Party A and Party B            Evidence reasonably         Upon execution of this      Yes
                               satisfactory to the         Agreement and, if
                               other party as to the       requested, upon
                               names, true signatures      execution of any
                               and authority of the        Confirmation
                               officers or officials
                               signing this Agreement
                               or any Confirmation on
                               its behalf.

Party A and Party B            A copy of the annual        Upon request, as soon       Yes
                               report for such party       as publicly available
                               containing audited or
                               certified financial
                               statements for the most
                               recently ended
                               financial year

                                     PART 4
                                  MISCELLANEOUS


(a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a):-

(i)(1) Address for notices or communications to Party A (other than by facsimile):-

         Office:     London
         Address:    One Cabot Square                 Attention:       (1) Co-Heads of Global Trading;
                     London E14 4QJ                                    (2) Managing Director -
                     England                                               Operations Department;
                                                                       (3) Director - Legal Department

         Telex No.:  264521                           Answerback:      CSFINP G

     (For all purposes.)


     (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

     Facsimile No.:  0171 888 2686
     Attention:      Director - Legal Department

     Telephone number for oral confirmation of receipt of facsimile in legible form: 0171 888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary


(ii) Address for notices or communications to Party B:-

         Office:
         Address:            Lam Research Corporation       Attention:        Craig Garber
                             4650 Cushing Parkway
                             Fremont, California
                             94538-6470


       Telephone No.:        (i)  (510) 659-0200            Facsimile No.:    (510) 572-1586

                             (ii) (510) 572-1875


(For all purposes.)


(b)      PROCESS AGENT.  For the purpose of Section 13(c):-

Party A appoints as its Process Agent:- CSFP Capital, Inc., Eleven Madison Avenue, New York, NY 10010 (Attention: Director, Legal and Compliance Department)


(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c):-

Party A is a Multibranch Party and may act through its London Office as specified in Paragraph (a) above and through its Tokyo Office specified in
Exhibit 1 attached hereto.

Party B is not a Multibranch Party.


(e) CALCULATION AGENT. The Calculation Agent is Party A unless otherwise agreed in a Confirmation in relation to the relevant Transaction.


(f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document: Not applicable.


(g)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A: Not applicable.

         Credit Support Provider means in relation to Party B: Not applicable.


(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.


(i) NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will not apply to any Transactions from the date of this Agreement.


(j) AFFILIATE. Affiliate will have the meaning specified in Section 14.

                                     PART 5
                                OTHER PROVISIONS


(a) DEFINITIONS. Unless otherwise specified in a Confirmation or this Agreement, this Agreement and each Transaction between the parties are subject to the 1991 ISDA Definitions as published by the International Swap Dealers Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.

(b) CONFIRMATIONS. Each Confirmation shall be substantially in the form of one of the Exhibits to the Definitions or in such other form as the parties may agree.

(c) INDEPENDENT RELIANCE. Except as provided in Section 3 of this Agreement, Party A and Party B each represents to the other that it is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

(d) CHANGE OF ACCOUNT. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

         "to another account in the same legal and tax jurisdiction as the original account"

(e) ESCROW PAYMENTS. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2.00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(f) SET-OFF. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaim; provided, however, that upon the designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

         the Non-defaulting Party or the party that is not the Affected Party (in either case, "X") may, without prior notice to any person, set off any sum or obligation (under this Agreement, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, "Y") to X or to any Affiliate of X, against any sum or obligation (under this Agreement, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

Nothing in this Agreement shall be effective or deemed to create any charge under English law.

(g)      NEGATIVE INTEREST RATES. Party A and Party B agree that:

(i) if, with respect to a Calculation Period for a Transaction, a party ("X") is obligated to pay a Floating Amount that is a negative number (either by reason of a negative Floating Rate or the subtraction of a Spread from the Floating Rate), the Floating Amount with respect to X for that Calculation Period will be deemed to be zero, and the other party ("Y") will pay to X the absolute value of the negative Floating Amount, in addition to any amounts otherwise owed by Y to X, on the Payment Date such Floating Amount would have been payable if it had been a positive number. Any amounts paid by Y to X pursuant to this provision will be paid to such account as X may designate (unless Y gives timely notice of a reasonable objection to such designation) in the currency in which that Floating Amount would have been paid if it had been a positive number (and without regard to the currency in which Y is otherwise obligated to make payments).

(ii) if with respect to one or more Compounding Periods for a Transaction for which "Compounding" or "Flat Compounding" is specified to be applicable, the Compounding Period Amount, the Basic Compounding Period Amount or the Additional Compounding Period Amount is a negative number (either by reason of a negative Floating Rate or by the subtraction of a Spread from the Floating Rate), then the Floating Amount for the Calculation Period in which that Compounding Period or those Compounding Periods occur will be either the sum of all the Compounding Period Amounts, or the sum of all Basic Compounding Period Amounts and all Additional Compounding Period Amounts in that Calculation Period (whether positive or negative). If such sum is a negative number, subparagraph (i) of this provision shall apply in respect of such Floating Amount.

(h) WAIVER OF RIGHT TO TRIAL BY JURY. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(i) ADDITIONAL AGREEMENT. Section 4 of the Agreement is hereby amended in respect of Party A and Party B by the addition of the following:-

         "(f) Upon any amendment to the U.S. Dollar amount referenced under
         Section 6.01(e) of the Credit Agreement dated as of April 13, 1998 between Party B, ABN Amro Bank, N.V., San Francisco International Branch, as agent for the Lenders and the Lenders thereto (which, as of the date of execution hereof consist of Deutsche Bank A.G., New York Branch, Bank of America National Trust and Savings Association, The Industrial Bank of Japan, BankBoston, N.A. and Union Bank of California, N.A.) (the "Credit Agreement"), where such an amendment shall be an increase to the U.S. Dollar amount referenced thereto, (i) Party B shall notify Party A (Attention:- Director, Credit Risk Management, Credit Suisse First Boston, Eleven Madison Avenue, New York, NY 10010) of any such amendment together with such documentary evidence reasonably requested by Party A to illustrate such an amendment; and (ii) Party A and Party B shall enter into good faith negotiations to amend this Agreement such that the Threshold Amount as referenced under Part 1(c) of the Schedule to this Agreement shall be amended to reflect the new U.S. Dollar amount referenced under Section 6.01(e) of the Credit Agreement, provided, however, that any such amendment to the Threshold Amount hereunder shall not exceed any other threshold amount applicable to Party B for cross default or cross acceleration purposes, howsoever described, in any of its other third-party agreements."

                                    EXHIBIT 1

(1) Address for notices or communications to Party A's Tokyo Office (other than by facsimile):-

         Address:    JT Mori Building                 Attention:       (1)  Head of Operations
                     Shiroyama Hills                                   (2)  Head of Legal Department
                     4-3-1 Toranomon
                     Minato - ku, Tokyo 105-6027
                     Japan

         Telex:      J28559                           Answerback:      FCSFBTKB

(only with respect to Transactions through that Office.)


(2) For the purpose of facsimile notices or communications under this Agreement to Party A's Tokyo Office (other than a notice or communication under Section 5 or 6):-

Facsimile No.:    (03) 5403 4100
Attention:        Head of Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form:
(03) 5403 4106 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Master Agreement Negotiator

With a copy to Party A's London Office.

               COLLATERAL APPENDIX IN RESPECT OF THE CONFIRMATION
                           OF THE TRANSACTION BETWEEN
                        CREDIT SUISSE FINANCIAL PRODUCTS
                                       AND
                            LAM RESEARCH CORPORATION
                                 (REF: 5579880)

This Appendix constitutes a security agreement under Articles 8 and 9 of the Uniform Commercial Code of the State of New York (the "UCC") with respect to any Collateral.

1.       DEFINITIONS:

1.1 In this Appendix, the following expressions have the following meanings:

         "BANKING DAY" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in (a) London and New York, and (b) in the case of a Transfer of Permitted Collateral (i) the location of the account into which such Transfer is to be made, and (ii) either, in the case of a Transfer of Cash, the principal financial centre of the currency of such Cash or, in the case of a Transfer of other Permitted Collateral, the location of the account out of which such Transfer shall be made and, if different, the place where the Transfer will be registered (if applicable);

         "CASH" means US Dollars;

         "CASH COLLATERAL" means Collateral comprising Cash;

         "COLLATERAL" means all the Permitted Collateral Transferred to and held by or for the Secured Party pursuant to this Appendix together with all proceeds, distributions, substitutions for and additions to the foregoing in accordance with this Appendix and which has not been retransferred to the Pledgor;


         "PERMITTED COLLATERAL" means collectively Cash Collateral, US Government Obligations and such other assets as may from time to time be acceptable to the Secured Party for the purposes of this Appendix;

         "PLEDGOR" means Party B;

         "QUASI AGENCY OBLIGATIONS" means the negotiable debt obligations of the US Government National Mortgage Association, the US Federal National Mortgage Association, the US Federal Home Loan Mortgage Corporation, the US Student Loan Marketing Association or a US Federal Home Loan Bank;

         "RELEVANT PERCENTAGE" means, on any date, the percentage appearing below opposite the relevant Permitted Collateral:

         Type of Permitted Collateral                                                               Relevant Percentage
         ----------------------------                                                               -------------------
         Cash Collateral                                                                                 100%

         US Government Obligations:
         with a Residual Maturity of less than one year                                                  100%
         with a Residual Maturity equal to or greater than 1 year but less than 5 years                   97%
         with a Residual Maturity equal to or greater than 5 years but less than 10 years                 95%

         Other Permitted Collateral (excluding                                        such percentage as shall from time to time be
         US Dollars)                                                                  specified by the Valuation Agent;


         "REQUIRED AMOUNT" means, on any date, an amount expressed in US Dollars, agreed upon (orally or in writing) by the Pledgor and the Secured Party on such date or, if the Pledgor and the Secured Party are unable promptly to agree upon an amount on such date, the amount (if any) determined by the Valuation Agent, which would be payable by the Pledgor to the Secured Party under Section 6(e)(ii)(1) of the Agreement if an Early Termination Date were to occur in respect of all outstanding Transactions on such date as a result of a Termination Event on the basis that the Secured Party is not the Affected Party and provided that Market Quotation will be determined by the Valuation Agent on behalf of the Secured Party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of Market Quotation), and provided that the Required Amount shall be deemed to be zero whenever the calculation of such amount yields a number less than zero;

         "RESIDUAL MATURITY" means, on any date, in respect of any Permitted Collateral comprising securities, the residual maturity of such securities as of such date;

         "SECURED PARTY" means Party A;

         "TRANSFER" OR "TRANSFERRED" means the transfer by one party to the other party (or its account) of Permitted Collateral:

         (a) in the case of Cash, by wire transfer into one or more bank accounts specified by the recipient;

         (b) in the case of Permitted Collateral that cannot be delivered by book entry, by delivery in appropriate physical form for transfer and accompanied by duly executed instruments of transfer in blank and such other documentation as the recipient of such transfer may at any time reasonably request; or

         (c) in the case of Permitted Collateral (other than Cash) that can be delivered by book entry, by giving written instructions to a Federal Reserve Bank, or the Euroclear or CEDEL clearing systems, or any other depositary institution or entity agreed between the parties, together with a written copy thereof to the recipient of such Permitted Collateral, which if complied with would result in a legally effective transfer of the relevant interest to such recipient; or

        (d)      by any other method mutually acceptable to the parties;

        As used herein, "Transfer" is intended to have the same meaning as when used in UCC Section 8-313 or, where applicable, in any federal regulation governing transfers of Permitted Collateral;

        "US DOLLARS" AND "US$" means the lawful currency of the United States of America;

        "US GOVERNMENT OBLIGATIONS" means the negotiable debt obligations of the United States of America issued by the US Treasury Department or any other agency thereof, or negotiable debt obligations which are fully guaranteed or guaranteed as to principal and interest by the United States of America, provided that such obligations shall have a Residual Maturity as of the date of their Transfer to the Secured Party of less than ten (10) years, and, for the avoidance of doubt, Quasi Agency Obligations shall not constitute US Government Obligations;

        "VALUATION AGENT"  means Party A; and

        "VALUE" means on any date:

        (a)      with respect to US Dollars, the amount thereof;

        (b) with respect to any US Government Obligations, the bid price for such US Government Obligations, obtained by the Valuation Agent and expressed in US Dollars, multiplied by the applicable Relevant Percentage; and

        (c) with respect to any other Permitted Collateral, the fair market value thereof (expressed in US Dollars) on such date as determined in any reasonable manner by the Valuation Agent multiplied by the applicable Relevant Percentage.

1.2      References to Paragraphs are to Paragraphs of this Appendix.

2.       GRANT OF SECURITY INTEREST:

2.1 As continuing security for the payment and discharge of all its obligations under this Transaction and subject to Paragraph 2.2, the Pledgor, as sole beneficial owner hereby pledges and grants to the Secured Party a first priority security interest in, lien on, and right of set-off against, the Collateral and agrees to do all acts and execute and deliver all documents necessary to ensure that the Collateral remains at all times subject to the pledge and security interest referred to in this Paragraph 2.

2.2 Although the parties intend that the Pledgor shall have no continuing right, title or interest in or to Cash Collateral, in the event that the Pledgor is deemed to have any right, title or interest therein, the foregoing Paragraph 2.1 shall apply to such Cash Collateral.

2.3 The rights of the Secured Party with respect to any Cash Collateral Transferred hereunder shall include, in addition to and without limiting any other rights provided for in this Appendix, the right on any terms to use, commingle, sell, pledge, repledge, hypothecate, assign, or otherwise dispose of such Collateral, provided that no such transaction shall relieve the Secured Party of its obligations to return such Collateral pursuant to this Appendix.

2.4 Notwithstanding the foregoing, and pursuant to Paragraph 11(a) hereof, the Secured Party agrees that it shall not foreclose upon any Collateral until two Local Business Days after having delivered written notice to the Pledgor of its intention to exercise such a right under Paragraph 11(a).

2.5 The Secured Party shall hold all Collateral (other than Cash Collateral) in a segregated account which identifies the Pledgor as the owner thereof (subject to the Secured Party's security interest therein) and the Secured Party shall take all action necessary to ensure no creditor of the Secured Party obtains any interest whatsoever therein.

2.6 Any interest or investment proceeds of any Collateral (except as provided in Paragraph 6.1 hereof) shall be for the account of the Pledgor and shall accrue to the benefit and in the name of the Pledgor.

2.7 Collateral shall at all times remain the property of the Pledgor, subject only to the extent of the interest, rights and remedies hereof of the Secured Party as the pledgee and/or secured party hereof.

3.       CONDITIONS PRECEDENT:

         Any obligation on the part of the Secured Party to make a Transfer pursuant to this Appendix is subject to the following conditions precedent:

         no Event of Default, Termination Event and/or any event or condition that with the giving of notice or passage of time, or both, would constitute such an Event of Default or Termination Event, has occurred and is continuing as of the date for such Transfer with the Pledgor as the Defaulting Party or the Affected Party (as the case may be).

4.       DELIVERY OF COLLATERAL:

         (a) If, on the date at the beginning of each calendar quarter, the Required Amount exceeds the Value of the Collateral held by the Secured Party on such a date, the Pledgor shall, if requested by the Secured Party, Transfer to the Secured Party Permitted Collateral having a Value equal to such excess (rounded upwards to the nearest integral multiple of US$250,000) within two (2) Banking Days of such written request.

(b) If, on any date during each calendar quarter, the price per share of the common stock of the Pledgor, as reasonably determined by the Valuation Agent with reference to the NASDAQ closing price on such a date, falls by twenty-five (25) percent or more below the price per share of the common stock of the Pledgor as of the Starting Date, then if so requested by the Secured Party and within two (2) Business Day of such a written request, the Pledgor shall Transfer to the Secured Party Permitted Collateral having a Value equal to the Required Amount less the Value of the Collateral then held by the Secured Party, rounded upwards to the nearest integral multiple of US$250,000.

         For the purpose of this Section 4(b) the "Starting Date" shall be defined as the date at the beginning of each calendar quarter and if the Pledgor Transfers Permitted Collateral to the Secured Party under this Section 4(b) during such a calendar quarter, then the new Starting Date shall be the date of the latest such Transfer under this Section 4(b).

5.       RETURN OF COLLATERAL:

5.1 Where, on the date at the beginning of each calendar quarter, the Value of Collateral held by the Secured Party exceeds the Required Amount on such a date, the Secured Party shall, if requested by the Pledgor and subject to Paragraph 3, Transfer to the Pledgor Collateral having a Value equal to such excess rounded downwards to the nearest integral multiple of US$250,000 within two (2) Banking Days of such request.

5.2 The Secured Party may in lieu of returning to the Pledgor any Collateral comprising securities (as such term is defined in the UCC) return securities which are fungible (as such term is used in the UCC) therewith in satisfaction of its obligations under this Paragraph 5.

6.       INTEREST ON CASH COLLATERAL:

6.1 Cash Collateral shall accrue interest for the benefit of the Pledgor at a rate equal to the overnight rate for deposits in US Dollars as displayed on Telerate page 118 provided that if, for any reason, Telerate Page 118 shall be unavailable interest shall accrue at such rate as and be compounded on such days as the Secured Party shall reasonably determine. Such interest will be compounded on each New York Business Day and, subject to Paragraph 3, be paid to the Pledgor on any Local Business Day and shall accrue from the date that the deposit of such Cash Collateral is confirmed to or to the order of the Secured Party provided that such interest shall only be paid to the Pledgor to the extent that such interest when added to the Value of the Collateral held by the Secured Party, as of the date of such payment, exceeds the Required Amount in respect of the Pledgor on such date and any such interest not paid to the Pledgor shall be an accretion to the Collateral held by the Secured Party.

6.2 Any interest or investment proceeds on any Collateral (other than Cash Collateral) shall accrue for the benefit of the Pledgor and, subject to Paragraph 3, be paid to the Pledgor on any Local Business Day, provided that such interest or investment proceeds shall only be paid to the Pledgor to the extent that such interest or investment proceeds, when added to the Value of the Collateral held by the Secured Party, as of the date of such payment, exceeds the Required Amount in respect of the Pledgor on such date and any such interest or investment proceeds not paid to the Pledgor shall be an accretion to the Collateral held by the Secured Party.

7.       SUBSTITUTION:

         The Pledgor may, with the prior consent of the Secured Party, substitute existing Collateral. In the event of the Secured Party granting its consent thereto the Pledgor shall pay all the costs involved in effecting such substitution and, subject to Paragraph 3, the Secured Party shall Transfer to the Pledgor the existing Collateral which is the subject of the substitution as soon as practicable after the Secured Party shall be satisfied that it has received Permitted Collateral in replacement therefor having a Value, on the date of Transfer, not less than that of the Collateral being substituted.

8.       RESPONSIBILITY FOR AND CARE OF COLLATERAL:

8.1 Subject to Paragraph 11, all rights and powers conferred on or exercisable by the registered holder, bearer or legal owner of the Collateral (excluding Cash Collateral) shall be exercisable by the Pledgor or as the Pledgor shall direct and the Pledgor shall remain liable to observe and perform all conditions and obligations in respect of the Collateral (excluding Cash Collateral). The Secured Party shall, upon its receiving express and unequivocal instructions from the Pledgor, take all action necessary on its part to ensure that all such rights and powers are exercised in accordance with the Pledgor's instructions, provided that the Secured Party shall not be obliged to act in accordance with the Pledgor's instructions where: (a) such instructions involve any expense, and such expense has not been funded in advance by the Pledgor; or (b) to act in accordance with such instructions may reduce or in any way prejudice the value of such Collateral, and provided further that the Secured Party shall otherwise have no duty with respect to Collateral including, without limitation, any duty to collect any proceeds or enforce or preserve any rights pertaining thereto.

8.2 The Pledgor and the Secured Party hereby undertake not to exercise such rights it may have retained in respect of the Collateral in such a way as to reduce or prejudice in any way the value of the Collateral.

8.3 The parties acknowledge and agree that upon the Transfer of Collateral to the Secured Party, or to an agent or custodian to receive and hold Collateral for or on behalf of the Secured Party, such Collateral will not necessarily be registered in the Pledgor's name.

9.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS:

         The Pledgor represents and warrants that the provisions of Section 3 of the Agreement apply in full force and effect and, without limiting the foregoing:

         (a) it has the power to enter into the Transaction and to execute and deliver this Confirmation and perform its obligations hereunder (including, for the avoidance of doubt, under this Appendix);

         (b) its obligations under the Transaction (including, for the avoidance of doubt, under this Appendix) constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms;

         (c) it has taken all necessary action to authorise such entry, execution, delivery and performance;

         (d) such entry, execution, delivery and performance do not violate or conflict with any applicable law, any provision of its constituent documents, any order or judgement of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

         (e) it is and, subject to Paragraph 2.2, will at all times be the sole, lawful and beneficial owner of the Collateral free from all encumbrances and forms of security interests (except for the charge or other security interest, howsoever described, created hereby), and no other person has, or will at any time have, any proprietary right or interest therein;

         (f) except for the first priority security interest (howsoever described) in favour of the Secured Party and subject to Paragraph 2.2, no person has, (or in the case of after-acquired Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of charge, lien, mortgage, pledge, security interest (however described) or other encumbrance, or otherwise) in, against or to the Collateral;

         (g) it will not (without the prior written consent of the Secured Party at any time) sell or agree to sell or otherwise dispose of, or agree to dispose of, the Collateral; and

         (h) it will ensure, so far as it is able, that the Collateral is and at all times remains free from any restrictions on transfer.

10.      EVENTS OF DEFAULT:

         Notwithstanding anything to the contrary in the Agreement, the occurrence at any time with respect to the Pledgor of any of the following events constitutes an Event of Default with respect to it for the purposes of the Agreement:

         (a) failure by it to Transfer Permitted Collateral in accordance with Paragraph 4, if such failure is not remedied within one Banking Day of written notice of such failure being given to the Pledgor;

         (b) failure by it to comply with or perform any other material provision required to be complied with or performed by it which is contained in this Appendix if such failure is not remedied within three Banking Days of notice of such failure given to the Pledgor;

         (c) the failing or ceasing of any material provision of this Appendix to be in full force and effect prior to the satisfaction by the Pledgor of all its obligations to the Secured Party under the Agreement; or

         (d) the Pledgor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, any material part of this Appendix.

11.      SECURED PARTY'S RIGHTS AND REMEDIES:

         Upon the occurrence and continuance of any Event of Default with respect to the Pledgor or any Termination Event, the Secured Party may, to the extent permitted by applicable law, exercise as to all Collateral then held by the Secured Party the rights and remedies of a secured party under the UCC and as otherwise provided by law and, in addition, at its sole option and without notice to or demand upon the Pledgor, may exercise any or all of the following remedies upon two (2) Local Business Days written notice to the Pledgor:

         (a) set off the Secured Party's obligation to repay any Cash to the Pledgor, against any amounts owing to the Secured Party by the Pledgor under this Transaction; and/or

         (b) liquidate and apply all or any part of any Collateral other than Cash in any manner deemed commercially reasonable by the Secured Party, with the proceeds of such liquidation constituting Cash Collateral hereunder; and/or

         (c) set off the Value of such Collateral against any amounts owing to the Secured Party by the Pledgor.

12.      DELIVERY DEFAULT:

         If the Pledgor fails to make, when due, any Transfer of Collateral, it shall pay to the Secured Party, to the extent permitted under applicable law, an amount equal to interest at the Default Rate (as that expression is defined in the Agreement) multiplied by the Value of the Collateral which was required to be Transferred, from (and including) the date that such Collateral was required to be Transferred to (but excluding) the date of the Transfer. This interest will be calculated on a daily rate by reference to the actual number of days elapsed.

13.      SET-OFF:

         Upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law, the Non-defaulting Party or the party that is not the Affected Party (in either case, "X") may, without prior notice to any person, set off any sum or obligation under the Agreement (including, without limitation this Appendix), whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, "Y") to X or to any Affiliate of X, against any sum or obligation under the Agreement (including, without limitation this Appendix), whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

14.      SECURITY AND PERFORMANCE ASSURANCE:

         For the avoidance of doubt the parties agree that:

         (a) Cash Collateral, is not and shall not be deemed to be "client money" for the purposes of the Financial Services (Client Money) Regulations 1991 and the Secured Party shall not hold Cash Collateral as "client money" as contemplated by the Regulations; and

         (b) Collateral constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

15.      NOTICES:

         Any notice or demand to be given to or made by the Secured Party or the Pledgor pursuant to this Appendix shall be made in writing as specified in Section 12 of the Agreement save that such notice or demand:

         (a) if given to the Secured Party, shall be given to or made in accordance with the following details:-

                  Address:          One Cabot Square, London  E14 4QJ

                  Telephone:        0171-888 2502
                  Facsimile:        0171-888 3866
                  Telex:            264521           Answerback:       CSFINPG
                  Swift:            CSFP GB 2L
                  Attention:        CSFP Operations Settlements

                  or in accordance with such other details as the Secured Party may from time to time notify (in accordance with the terms of this Paragraph 16) to the Pledgor; and

         (b) shall be deemed to be effective at the time such written notice is actually received unless such notice is received on a day which is not a Banking Day, or after 4.00 p.m. London time on any Banking Day, in which event such notice shall be deemed to be effective at 9.00 a.m.
                  London time on the next succeeding Banking Day.

16.      DOCUMENTATION AND INCONSISTENCY:

         The parties agree to execute a collateral agreement (or such other form of documentation as Party A deems appropriate) in the form provided by Party A, subject to good faith negotiation, as an appendix to the Agreement

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION
                                                                  14 June 1999
Lam Research Corporation
4650 Cushing Parkway
Fremont, CA  94538-6470

Attn.:   Steve Debenham
Fax.:    (510) 572-1628

Credit Suisse Financial Products
One Cabot Square
London E14 4QJ
England
------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between Party A and Party B through the Agent on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation", as referred to in the Agreement specified below.

1. The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "1996 Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     If Party A and Party B are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Confirmation supplements, forms a part of, and is subject to such Agreement. If Party A and Party B are not yet parties to the Agreement, Party A and Party B agree to use their best efforts promptly to negotiate and, in the event of execution, to deliver the Agreement, including Party A's standard form of Schedule and Addendum relating to Physical Delivery of Shares attached thereto and made a part thereof, with such modifications as Party A and Party B shall in good faith agree. Upon execution and delivery by Party A and Party B of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until Party A and Party B execute and deliver the Agreement, this Confirmation, including the Collateral Appendix hereto (the "Collateral Appendix") (together with all other Confirmations of Transactions previously entered into between Party A and Party B, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between them, Party A and Party B had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in
     Section 6(a) of such agreement would apply.

     The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the Courts of the State of New York or the federal courts located within the State of New York.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION


     Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

     IN THIS CONFIRMATION, "PARTY A" MEANS CREDIT SUISSE FINANCIAL PRODUCTS AND "PARTY B" MEANS LAM RESEARCH CORPORATION AND "AGENT" MEANS CSFP CAPITAL, INC. SOLELY IN ITS CAPACITY AS AGENT FOR PARTY A AND PARTY B.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         General Terms:

Trade Date:

Options Style:                     European

Options Types:                     (I)   Party A purchase of a Put Option, and

                                   (II)  Party A sale of a Call Option ("Call Option I") and

                                   (III) Party A purchase of a
                                         Call Option ("Call Option II").

Put Seller/Call Option I
Buyer/Call Option II Seller:       Party B

Put Buyer/Call Option I
Seller/Call Option II Buyer:       Party A

Shares:                            Common Stock of Lam Research Corporation
                                   (the  "Issuer") par value $0.001
                                   (Bloomberg Reference LRCX; ISIN US5128071082)

Number of Options:                 In the case of the Put Option,
                                   __________ Options and in the case of each of
                                   Call Option I and Call Option  II,
                                   __________ Options.

Option Entitlement:                One Share per Option

Put Option Strike Price:

Call Option I Strike Price:

Call Option II Strike Price

Net Premium:                       Zero

Exchange:                          NASDAQ National Market System

Related Exchange(s):               The exchanges or quotation systems, if any, on
                                   which options or futures
                                   contracts on the Shares are traded or quoted.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

   Clearance System:                The Depository Trust Company.

   Calculation Agent:               Party A, whose determinations and calculations
                                    shall be binding in the absence
                                    of manifest error.

                                    If, in respect of any information published by a third party
                                    (the "Third Party Source"), the Calculation Agent has relied in good faith upon such information in making any
                                    determinations or calculations herein and that information is subsequently corrected and the correction is published by the Third Party Source, or any successor to such Third Party
                                    Source, within thirty (30) days of the original publication the Calculation Agent shall promptly notify the parties
                                    hereto of (i) that correction and (ii) the amount that is
                                    payable as a result of that correction. The party that
                                    originally either received or retained such amount shall,
                                    not later than three (3) Currency Business Days after the
                                    effectiveness of such notice, pay to the other party the
                                    amount that is payable as a result of that correction
                                    together with the amount which represents the amount equal to the cost (without proof or evidence of any actual cost)
                                    to the other party of funding that amount for the period
                                    from, and including, the day on which payment originally was
                                    (or was not) made to, but excluding, the day of payment of the refund or payment resulting from that correction.

                                    Neither the Calculation Agent nor the parties hereto shall be liable for any foreseeable, consequential, incidental or other damages or any other additional costs suffered by either party by virtue of a good faith error or omission made by the Calculation
                                    Agent in reliance on information provided by the Third Party
                                    Source or as a result of a correction by a Third Party Source, or any successor thereto.

 Procedure for Exercise:

   Expiration Time:                 The Valuation Time.

   Put Option
   Expiration Date:                 3 June 2002.

   Call Option I
   Expiration Date:                 3 September 2002.

   Call Option II
   Expiration Date:                 3 September 2002.

   Automatic Exercise:              Applicable.

   Reference Price:                 The  price  per  Share at the  Valuation  Time on the  Valuation  Date;  provided, however,  that if the  Method of  Settlement

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

                                     has been selected by Party B to be either Net Share
                                     Settlement or Net Cash Settlement, in accordance with the
                                     terms of the Method of Settlement Options provision set out in Appendix A, then the Reference Price shall be the
                                     Termination Price per Share (as such term is defined in
                                     Appendix A hereto).

   Valuation:

   Valuation Time:                   The close of regular trading on the Exchange.

   Valuation Date:                   In respect of each Option, the relevant Expiration Date.

Settlement Terms:

   Settlement Date:                  The Clearance  System Business Day that is three (3) Exchange  Business Days after the Exercise Date; provided, however, that if the Method of
                                     Settlement has been selected by Party B to be Net Cash
                                     Settlement, in accordance with the terms of the Method of
                                     Settlement Options provision set out in Appendix A, then the
                                     Settlement Date shall be the Currency Business Day that is three (3) Exchange Business Days after the Exercise Date.

   Put Option:                       Physical Settlement; subject to the terms of the Method of Settlement Options provision set out in Appendix A hereto.

   Call Option I:                    Physical Settlement; subject to the terms of the Method of Settlement Options provision set out in Appendix A hereto.

   Call Option II:                   Physical  Settlement;  subject to the terms of the Method of Settlement Options provision set out in Appendix A hereto.

                                     provided, however, that in respect of Call
                                     Option I and Call Option II, if the
                                     Reference Price is greater than the Call
                                     Option II Strike Price, then (A) any
                                     exercise of Call Option I shall be deemed to be an automatic exercise of Call Option
                                     II of an equal number of Options with
                                     respect to an equal number of shares and
                                     (B) in order to accomplish settlement
                                     efficiency, both parties will be deemed to have delivered an equal number of Shares and in lieu of any payments by Party A of the Call Option II Strike Price and by
                                     Party B of the Call Option I Strike Price,
                                     Party A will make a single payment to Party
                                     B hereunder in an amount equal to the
                                     product of (i) the number of Options
                                     exercised and (ii) the result of the Call
                                     Option II Strike Price, minus the Call
                                     Option I Strike Price.

Adjustments:

   Method of Adjustment:              Calculation Agent Adjustment


                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

  Extraordinary Events:

      Consequences of Merger Events:

      (a) Share-for-Share:               Alternative Obligation

      (b) Share-for-Other:               Cancellation and Payment

      (c) Share-for-Combined:            Cancellation and Payment

      Nationalization
      or Insolvency:                     Cancellation and Payment

3.   Early Termination Option:

3.1 In addition to any other termination rights that Party B may have under the Agreement, Party B may direct, at its sole option and through the Agent, that Party A provide to it a quotation representing the amount in U.S. Dollars (the "Early Termination Amount") that the Calculation Agent determines that one party should pay to the other in order to terminate this Transaction (in whole but not in part) on a date selected by Party B which is prior to the originally scheduled Termination Date (the "Early Termination Date"). The Early Termination date shall not be less than ten
     (10) Business Days after the date of such request if the Method of Settlement is either Net Cash Settlement or Net Share Settlement and shall be not less than three (3) Business Days after the date of such request if the Method of Settlement is Gross Physical Settlement (as such terms are described in the Termination Settlement Payment Options provisions set out in Appendix A hereto).

3.2 Upon receipt of the quotation described in paragraph 3.1 above, Party B may elect, by giving on that day notice to Party A, through the Agent, that this Transaction be terminated on the Early Termination Date and on the date that is two (2) Business Days after the Early Termination Date the party identified by the calculation Agent shall discharge its obligation to the other party in respect of the Early Termination Amount in accordance with the appropriate Method of Settlement in accordance with the terms of the Method of Settlement Options provision set out in Appendix A hereto and as if the Early Termination Amount were the Net Termination Amount and, for the purposes of determining the Termination Price per Share, as if the Early Termination Date were the Expiration Date in respect of each of the Put Option and Call Option I and Call Option II.

4.   Additional Termination Event

     For the purposes of this Transaction the following shall be an Additional Termination Event with respect to Party B with Party B as the sole Affected Party:-

                  Party B fails to maintain, as reasonably determined by Party A, a Cash Balance of USD 75,000,000.

          For the purpose of this Additional Termination Event "Cash Balance" shall be defined as being the sum of cash and cash equivalents as reported in Party B's last filed quarterly unaudited or annually audited accounts and, for the avoidance of doubt, Cash Balance shall not include restricted cash as reported in Party B's last filed quarterly unaudited or annually audited accounts.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

5. Matters relating to the Agent:

     (a) As a broker-dealer registered with the U.S. Securities and Exchange Commission ("SEC"), CSFP Capital, Inc., in its capacity as Agent, will be responsible for (i) effecting this Transaction, (ii) issuing all required confirmations and statements to Party A and Party B, (iii) maintaining books and records relating to this Transaction as required by Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934 (the "Exchange Act") and (iv) unless otherwise requested by Party B, receiving, delivering, and safeguarding Party B's funds and any securities in connection with this Transaction, in compliance with Rule 15c3-3 under the Exchange Act.

     (b) CSFP Capital, Inc. is acting in connection with this Transaction solely in its capacity as Agent for Party A and Party B pursuant to instructions from Party A and Party B. CSFP Capital, Inc. shall have no responsibility or personal liability to Party A or Party B arising from any failure by Party A or Party B to pay or perform any obligations hereunder, or to monitor or enforce compliance by Party A or Party B with any obligation hereunder, including without limitation, any obligations to maintain collateral. Each of Party A and Party B agrees to proceed solely against the other to collect or recover any securities or monies owing to it by the other in connection with or as a result of this Transaction. CSFP Capital, Inc. shall otherwise have no liability in respect of this Transaction, except for its gross negligence or wilful misconduct in performing its duties as Agent.

     (c) Any and all notices, demands, or communications of any kind relating to this Transaction, including without limitation, any option exercise notice, between Party A and Party B shall be transmitted in writing exclusively through Agent at the following address:

                               CSFP Capital, Inc.
                              Eleven Madison Avenue
                               New York, NY 10010
                          Facsimile No.: (212) 325 8175
                          Telephone No.: (212) 325 8678
                           Attention: Ricardo Harewood

     (d) The date and time of the Transaction evidenced hereby will be furnished by the Agent to Party A and Party B upon written request.

     (e) The Agent will furnish to Party B upon written request a statement as to the source and amount of any remuneration received or to be received by the Agent in connection with the Transaction evidenced hereby.

     (f) Party A and Party B each represents and agrees (i) that this Transaction is not unsuitable for it in the light of such party's financial situation, investment objectives and needs and (ii) that it is entering into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other or the Agent.

     (g) Party A and Party B each is aware of and agrees to be bound by the rules of the National Association of Securities Dealers, Inc. ("NASD") applicable to option trading and is aware of and agrees not to violate, either alone or in concert with others, the position or exercise limits established by the NASD.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

6.   U.S. Private Placement Representations:

     As this Transaction constitutes, or may constitute, the sale by Party A to Party B and by Party B to Party A, each through Agent, of a Security or Securities (as defined in the United States Securities Act of 1933, as amended (the "Securities Act")), in addition to the representations contained in Section 3 of the Agreement, each party hereby represents to the other, to the extent applicable, in accordance with Section 3 of the Agreement, as follows:

     (a) Such party is acquiring such Securities through Agent for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in any such Securities acquired by such party B through Agent;

     (b) Such party understands that the offer and sale by the other party, through Agent, of such Securities are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof. In furtherance thereof, such party represents and warrants that (i) it has the financial ability to bear the economic risk of its investment and has adequate means of providing for its current needs and other contingencies, (ii) it is experienced in investing in options and similar instruments and has determined that such securities are a suitable investment for it, and (iii) it is an institution that qualifies as an "accredited investor", as that term is defined in Regulation D under the Securities Act; and

     (c) Such party has been given the opportunity to ask questions of, and receive answers from, the other party through Agent concerning the terms and conditions of such Securities and concerning the financial condition and business operations of that other party and has been given the opportunity to obtain such additional information necessary in order for such party to evaluate the merits and risks of purchase of such Securities to the extent that the other party possesses such information or can acquire it without unreasonable effort or expense.

          Such party hereby acknowledges that it understands and agrees that disposition of any such Securities is restricted under the Agreement, the Securities Act and state securities laws. For example, such Securities have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they have been registered under the Securities Act and under the applicable laws of such states or an exemption from such registration is available.

7.   Currency Provision:

     "U.S. Dollar", "Dollar", "U.S.$", "$" and "USD" each means the lawful currency of the United States of America.

8.   Credit Support

     Party A: Inapplicable

     Party B:  Applicable

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION



9.   Account Details:

                  Payments to Agent:            The Bank of New York
                                                ABA#:         021 000 018
                                                Chips ABA:             001
                                                A/C:       CSFP Capital, Inc.
                                                A/C No:    890 - 0361 - 344

                  Payments to Party A:          To be advised

                  Payments to Party B:          To be advised

                  Deliveries to Agent:          Euroclear SA
                                                A/c No. 97699

10.  Office:

     Party A is acting through its London Office for the purposes of this Transaction.

Credit Suisse Financial Products is regulated by The Securities and Futures Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B (through the Agent) on request.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

Please confirm that the foregoing correctly sets forth the terms of the agreement by signing and returning this Confirmation.


                         Yours faithfully,

                         CSFP CAPITAL, INC., solely in its capacity as Agent




                         By:     _____________________________
                         Name:
                         Title:


Confirmed as of the date first written above:

LAM RESEARCH CORPORATION




By:     ________________________________
Name:
Title:


CREDIT SUISSE FINANCIAL PRODUCTS




By:     _____________________________
Name:
Title:

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

                                   APPENDIX A
                                     to the
                                  CONFIRMATION
                                     of the
                                   TRANSACTION
                                     between
                        CREDIT SUISSE FINANCIAL PRODUCTS
                                       and
                            LAM RESEARCH CORPORATION
                                     through
               CSFP CAPITAL, INC., solely in its capacity as agent
                         (CSFP REFERENCE NO. (5579880))

1.   Method of Settlement Options:

     In respect of the Expiration Date in respect of each Option (whether pursuant to an Early Termination Date or otherwise designated pursuant to the terms hereof) Party B shall, at Party B's sole option and discretion, elect one of the following Settlement Options (each a "Method of Settlement") in respect of all parts of this Transaction by giving to Party A, through the Agent, not less than thirty (30) Business Days' notice in writing (or on such shorter notice as provided in the event of an Early Termination Date, in accordance with the terms of the Early Termination Option provision set out above):

     (A) Gross Physical Settlement: Unless Party B has specified Net Cash Settlement or Net Share Settlement in accordance with the terms hereof, on the Settlement Date, the terms of the Settlement Terms provision of this Transaction will apply.

     (B) Net Cash Settlement: If Party B has specified Net Cash Settlement as the Method of Settlement, then the Calculation Agent shall determine the Net Termination Amount (as such term is defined below) and the identity of the party (the "Payer Party") who owes such Net Termination Amount to the other (the "Payee Party").

          On the Cash Settlement Payment Date the Payer Party shall pay to the Payee Party, through the Agent, an amount in U.S. Dollars equal to the Net Termination Amount.

     (C) Net Share Settlement: If Party B has specified Net Share Settlement as the Method of Settlement, then the Calculation Agent shall determine the Net Termination Amount (as such term is defined below) and the identity of the party (the "Deliveror") who owes such Net Termination Amount to the other (the "Deliveree").

          On the applicable Settlement Date, the Deliveror shall deliver to the Deliveree, through the Agent, a number of Shares equal to the quotient of: (i) the Net Termination Amount; divided by (ii) the Termination Price per Share (as such term is defined below), rounded down to the nearest whole number of Shares. The Deliveror shall also pay to the Deliveree, through the Agent, a sum in U.S. Dollars equivalent to the cash value of any fractional number of

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

          Shares not able to be delivered in accordance with the terms of this provision.

2.   Make-whole Provision:

2.1 If the Method of Settlement selected by Party B in accordance with the Method of Settlement Options set out above is either Net Share Settlement or Net Cash Settlement then Party A shall provide to the Calculation Agent and Party B information concerning a hypothetical number of Shares which Party A reasonably believes to be representative of the number of Shares that would be held by a recognised derivatives dealer that uses a proprietary risk management model for option hedging that is based upon Black-Scholes models and that is substantially similar to the model employed by Party A in the conduct of its ordinary hedging business (the "Hypothetical Hedge") and not later than 5:00 p.m. (New York time) on any of the three (3) Exchange Business Days following the Settlement Date and on which it would have sold approximately one-third of the Shares constituting the Hypothetical Hedge, the volume-weighted average sale price for the Shares as reported on Bloomberg, net of any fees, commissions or expenses, as described below, (the "Average Sale Price"). On the day that is two (2) Currency Business Days following the Resale Date Party B shall pay to Party A, through the Agent, an amount in U.S. Dollars equal to the product of the number of Shares constituting the Hypothetical Hedge multiplied by the result of the Termination Price per Share less the Average Sale Price.

2.2 In addition to the amounts described in paragraph 2.1 above, if the Method of Settlement selected by Party B in accordance with the Method of Settlement Options set out above is Net Share Settlement then, within the three (3) Exchange Business Days immediately following the Settlement Date (the third such Exchange Business Day being the "Resale Date"), the Deliveree sells all, or any portion, of the Shares so delivered and the aggregate proceeds of such sale(s), net of reasonable and customary fees, commissions and expenses incurred in connection with the offer and sale of the Shares (including, but without limitation to, the covering of any over-allotment or short position (syndicate or otherwise)) (the "Net Proceeds") exceed the Net Termination Amount, the Deliveree will refund in U.S. Dollars such excess to the Deliveror, through the Agent, on the date that is two (2) Currency Business Days following the Resale Date, and, if any of the Shares so delivered remains unsold as of the Resale Date, such unsold Shares.

2.3 If the Net Proceeds described in paragraph 2.2 above are less than the Net Termination Amount the Deliveror hereby agrees to indemnify the Deliveree to the extent of such short-fall by the payment of that short-fall amount in U.S. Dollars on the date that is two (2) Currency Business Days following the Resale Date and, if any of the Shares delivered remain unsold, the Deliveree shall return to the Deliveror on that date such unsold Shares.

2.4 The Deliveree agrees to make good faith and commercially reasonable efforts to have sold on or before the Resale Date all of the Shares delivered.

3.   Offering Method:

     Any Shares to be delivered by Party B to Party A in accordance with the terms of this Transaction:

     (i) shall be delivered pursuant to an effective registration statement filed or to be filed (a "Registered Offering") pursuant to the Securities Act of 1933 (the "1933 Act"), subject to Party A's consent as to the form and substance of the contemplated offering, including any form of offering documents, which consent shall not be unreasonably withheld; and

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

     (ii) shall comply in all material respects with the Registration Procedures set forth in Appendix B attached hereto.

     (iii) provided, however, that Party B has the right (the "Black-out Right"), at any time following the delivery of Shares to notify Party A that the then-current prospectus, in Party B's judgement, requires amendment; provided, further, that in such case (x) Party B shall file within five (5) Business Days (such fifth Business Day being the "Refiling Date") of such notification to Party A an appropriate amendment reasonably satisfactory to Party A; (y) that Party A shall not use any prior prospectus pending such amendment; and (z) Party A shall have the right to require the repurchase by Party B upon demand by Party A of all unsold Shares delivered hereunder at the market price per Share used to determine the Termination Price per Share, such repurchase to take place either (a) on the Refiling Date if such an amendment is not filed within five (5) Business Days as described above or (b) on the Business Day which is five (5) Business Days following the Refiling Date if an amendment is filed which is acceptable to Party A but which cannot be used by Party A for that period of five (5) Business Days following the Refiling Date.

4.   Definitions:

     For the purposes of Net Share Settlement and Net Cash Settlement as described in this Transaction the following terms shall have the meanings ascribed to them below:

          "Net Termination Amount" means, with respect to any Settlement Date, an amount in U.S. Dollars equal to the sum of:

               (i) with respect to the Put Option, the Number of Shares to be Delivered thereunder in respect of that Settlement Date multiplied by the difference between the Termination Price per Share and the Put Strike Price, but in no event less than zero; and

               (ii) with respect to Call Option I, the Number of Shares to be
                    Delivered thereunder in respect of that Settlement Date multiplied by the difference between the Termination Price per Share and the Call Option I Strike Price, but in no event less than zero; and

               (iii) with respect to Call Option II, the Number of Shares to be
                    Delivered thereunder in respect of that Settlement Date multiplied by the difference between the Termination Price per Share and the Call Option II Strike Price, but in no event less than zero.

        "Termination Price
         per Share"         means the arithmetic mean of the price per Share at
                            the Valuation Time on each of the five (5) Exchange
                            Business Days prior to, and including, the relevant
                            Expiration Date or (if applicable) the
                            Early Termination Date.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

                                   APPENDIX B
                                     to the
                                  CONFIRMATION
                                     of the
                                   TRANSACTION
                                     between
                        CREDIT SUISSE FINANCIAL PRODUCTS
                                       and
                            LAM RESEARCH CORPORATION
                                     through
               CSFP CAPITAL, INC., solely in its capacity as agent
                         (CSFP REFERENCE NO. (5579880))

Unless otherwise agreed in writing by Party A and Party B with respect to specific sales of Shares by the Selling Agent or specific Shares to be delivered to the Selling Agent by Party B, the provisions of this Appendix B shall apply to all Shares in satisfaction of a Party B Net Cash Settlement or Net Share Settlement Delivery including the resale of the Number of Shares which were acquired in a transaction not involving any public offering and, in the case of Net Share Settlement, any additional Shares (collectively, the "Shares").

(a) Party B shall have available, free from pre-emptive rights, out of its authorised but unissued capital stock, for the purpose of effecting the payment of any Party B Net Share Settlement Delivery in Shares as provided in the Confirmation, the full number of shares of capital stock that would then be issuable with respect to such payment.

(b) There shall be an effective registration statement with respect to such Shares (the "Registration Statement").

(c) Party B shall have registered or qualified such Shares under such securities or "blue sky" laws of such States and other jurisdictions in the United States and Puerto Rico as Party A or any underwriter shall have reasonably requested, and shall have done any and all other acts and things as may be reasonably necessary to be done by Party B to enable Party A or any underwriter to consummate the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided that Party B shall not be required to make any filing or take any action as a result of this paragraph (c) that would required it to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction.

(d) Party B shall have caused such Shares to be registered with or approved by such other governmental agencies or authorities in the United States as may be reasonably necessary to be done by Party B to enable Party A or any underwriter to consummate the disposition of such Shares.

(e) Party B shall have (i) given Party A and its underwriter(s), if any, and their respective counsel and accountants, the opportunity to be consulted during the preparation of all materials filed with the SEC or any other governmental agency (the "Filed Materials") prior to the first day of such Final Reference Share Price Pricing Period, (ii) furnished to each of them copies of all such Filed Materials (and all documents incorporated therein by reference) sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon, (iii) given each of them such opportunities to discuss the business of Party B with its officers and the independent public accountants who have issued a report on its financial statement as shall be reasonably necessary, in the opinion of Party A and such underwriter(s) or their respective counsel, to conduct a reasonable investigation (within the meaning of the 1933 Act, as amended) with respect to such Filed Materials, (iv) delivered to Party A and its underwriter(s), if any, the financial statements of Party B filed with the SEC, (v) included in such Filed Materials material, furnished to Party B in writing, which in the reasonable judgement of Party A or its underwriter(s), if any, subject to the consent of Party B (which shall not be unreasonably withheld), should be included with respect to Party A, Party A's underwriter(s) and the "Plan of Distribution", including, without limitation, language to the effect that the holding by Party A of the Shares is not to be construed as a recommendation by Party A of the investment quality thereof and (vi) if requested by Party A, deleted from such Filed Materials any reference to Party A if in the written opinion of counsel

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

     to Party A, in form and substance to Party B, such reference to Party A by name or otherwise is not required by the 1933 Act or any similar Federal statute then in force.

(f) Party B shall have furnished to Party A and any underwriter, addressed to Party A and any such underwriter and dated the first day of the Final Reference Share Price Pricing Period, (i) an opinion of counsel for Party B (which opinion may be from internal counsel for Party B) and (ii) a "cold comfort" letter signed by the independent public accountants who have issued a report on Party B's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Shares and the offering, sale and issuance thereof as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriter(s) in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as Party A may have reasonably requested.

(g) Party B shall have complied with all applicable provisions of the 1933 Act and the 1934 Act, all applicable rules of the SEC and all other applicable laws, rules and regulations of any governmental or regulatory authority with respect to such Filing Materials and such Shares and the offering, sale and issuance thereof.

(h) Party B shall have caused all such Shares to be listed on the Exchange and on each securities exchange on which Party B has caused similar securities issued by Party B to be listed.

(i)  Party B shall have provided a transfer agent and registrar for such Shares.

(j) Party B shall have taken such other actions as Party A or any underwriter of such Shares shall have reasonably requested in order to expedite or facilitate the disposition of such Shares.

(k) Party B shall provide Party A and its underwriter(s), if any, with indemnity and contribution in form and substance acceptable to Party A covering the information contained in the Registration Statement or prospectus and Party A and its underwriter shall provide indemnification and contribution in form and substance acceptable to Party B covering such matters relating to information provided to Party B in writing for inclusion in the Registration Statement. For purposes of this Appendix, the attached Annex I sets forth a general form of indemnification and contribution which may be considered by the parties, but both parties recognise and agree that any form of indemnity ultimately agreed to by the parties may differ, in part or substantially, from the form and substance of such Annex I in light of the prevailing circumstances at the time of any offering.

(l) Party B shall have paid all customary costs and expenses reasonably incurred in connection with the foregoing, provided, that unless otherwise agreed, Party A and its underwriter(s) shall be responsible for the fees and expenses of their respective counsel, accountants and other advisors (if any).

(m)  Party B shall deliver all such registered Shares through the Clearance
     System.

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

               COLLATERAL APPENDIX IN RESPECT OF THE CONFIRMATION
                           OF THE TRANSACTION BETWEEN
                        CREDIT SUISSE FINANCIAL PRODUCTS
                                       AND
                            LAM RESEARCH CORPORATION
                                     through
               CSFP CAPITAL, INC., solely in its capacity as agent
                         (CSFP REFERENCE NO. (5579880))

This Appendix constitutes a security agreement under Articles 8 and 9 of the Uniform Commercial Code of the State of New York (the "UCC") with respect to any Collateral.

1.   DEFINITIONS:

1.1  In this Appendix, the following expressions have the following meanings:

     "BANKING DAY" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in
     (a) London and New York, and (b) in the case of a Transfer of Permitted Collateral (i) the location of the account into which such Transfer is to be made, and (ii) either, in the case of a Transfer of Cash, the principal financial centre of the currency of such Cash or, in the case of a Transfer of other Permitted Collateral, the location of the account out of which such Transfer shall be made and, if different, the place where the Transfer will be registered (if applicable);

     "CASH" means US Dollars;

     "CASH COLLATERAL" means Collateral comprising Cash;

     "COLLATERAL" means all the Permitted Collateral Transferred to and held by or for the Secured Party pursuant to this Appendix together with all proceeds, distributions, substitutions for and additions to the foregoing in accordance with this Appendix and which has not been retransferred to the Pledgor;

     "PERMITTED COLLATERAL" means collectively Cash Collateral, US Government Obligations and such other assets as may from time to time be acceptable to the Secured Party for the purposes of this Appendix;

     "PLEDGOR" means Party B;

     "QUASI AGENCY OBLIGATIONS" means the negotiable debt obligations of the US Government National Mortgage Association, the US Federal National Mortgage Association, the US Federal Home Loan Mortgage Corporation, the US Student Loan Marketing Association or a US Federal Home Loan Bank;

     "RELEVANT PERCENTAGE" means, on any date, the percentage appearing below opposite the relevant Permitted Collateral:


         Type of Permitted Collateral                       Relevant Percentage
         ----------------------------                       -------------------
         Cash Collateral                                             100%

         US Government Obligations:
         with a Residual Maturity of less than one year              100%

                           [CREDIT SUISSE LETTERHEAD]

PRELIMINARY CONFIRMATION

         with a Residual Maturity equal to or greater than 1 year but less than 5 years             97%
         with a Residual Maturity equal to or greater than 5 years but less than 10 years           95%

         Other Permitted Collateral (excluding           such percentage as shall from time to time be
         US Dollars)                                     specified by the Valuation Agent;

          "REQUIRED AMOUNT" means, on any date, an amount expressed in US Dollars, agreed upon (orally or in writing) by the Pledgor and the Secured Party on such date or, if the Pledgor and the Secured Party are unable promptly to agree upon an amount on such date, the amount (if any) determined by the Valuation Agent, which would be payable by the Pledgor to the Secured Party under Section 6(e)(ii)(1) of the Agreement if an Early Termination Date were to occur in respect of all outstanding Transactions on such date as a result of a Termination Event on the basis that the Secured Party is not the Affected Party and provided that Market Quotation will be determined by the Valuation Agent on behalf of the Secured Party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of Market Quotation), and provided that the Required Amount shall be deemed to be zero whenever the calculation of such amount yields a number less than zero;

          "RESIDUAL MATURITY" means, on any date, in respect of any Permitted Collateral comprising securities, the residual maturity of such securities as of such date;

         "SECURED PARTY" means Party A;

          "TRANSFER" OR "TRANSFERRED" means the transfer by one party to the other party (or its account) of Permitted Collateral:

          (a) in the case of Cash, by wire transfer into one or more bank accounts specified by the recipient;

          (b) in the case of Permitted Collateral that cannot be delivered by book entry, by delivery in appropriate physical form for transfer and accompanied by duly executed instruments of transfer in blank and such other documentation as the recipient of such transfer may at any time reasonably request; or

          (c) in the case of Permitted Collateral (other than Cash) that can be delivered by book entry, by giving written instructions to a Federal Reserve Bank, or the Euroclear or CEDEL clearing systems, or any other depositary institution or entity agreed between the parties, together with a written copy thereof to the recipient of such Permitted Collateral, which if complied with would result in a legally effective transfer of the relevant interest to such recipient; or

          (d)  by any other method mutually acceptable to the parties;

          As used herein, "Transfer" is intended to have the same meaning as when used in UCC Section 8-313 or, where applicable, in any federal regulation governing transfers of Permitted Collateral;

          "US DOLLARS" AND "US$" means the lawful currency of the United States of America;

          "US GOVERNMENT OBLIGATIONS" means the negotiable debt obligations of the United States of America issued by the US Treasury Department or any other agency thereof, or negotiable debt obligations which are fully guaranteed or guaranteed as to principal and interest by the United States of America, provided that such obligations shall have a Residual Maturity as of the date of their Transfer to the Secured Party of less than ten (10) years, and, for the avoidance of doubt, Quasi Agency Obligations shall not constitute US Government Obligations;

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          "VALUATION AGENT" means Party A; and

          "VALUE" means on any date:

          (a)  with respect to US Dollars, the amount thereof;

          (b) with respect to any US Government Obligations, the bid price for such US Government Obligations, obtained by the Valuation Agent and expressed in US Dollars, multiplied by the applicable Relevant Percentage; and

          (c) with respect to any other Permitted Collateral, the fair market value thereof (expressed in US Dollars) on such date as determined in any reasonable manner by the Valuation Agent multiplied by the applicable Relevant Percentage.

1.2  References to Paragraphs are to Paragraphs of this Appendix.

2.   GRANT OF SECURITY INTEREST:

2.1 As continuing security for the payment and discharge of all its obligations under this Transaction and subject to Paragraph 2.2, the Pledgor, as sole beneficial owner hereby pledges and grants to the Secured Party a first priority security interest in, lien on, and right of set-off against, the Collateral and agrees to do all acts and execute and deliver all documents necessary to ensure that the Collateral remains at all times subject to the pledge and security interest referred to in this Paragraph 2.

2.2 Although the parties intend that the Pledgor shall have no continuing right, title or interest in or to Cash Collateral, in the event that the Pledgor is deemed to have any right, title or interest therein, the foregoing Paragraph 2.1 shall apply to such Cash Collateral.

2.3 The rights of the Secured Party with respect to any Cash Collateral Transferred hereunder shall include, in addition to and without limiting any other rights provided for in this Appendix, the right on any terms to use, commingle, sell, pledge, repledge, hypothecate, assign, or otherwise dispose of such Collateral, provided that no such transaction shall relieve the Secured Party of its obligations to return such Collateral pursuant to this Appendix.

2.4 Notwithstanding the foregoing, and pursuant to Paragraph 11(a) hereof, the Secured Party agrees that it shall not foreclose upon any Collateral until two Local Business Days after having delivered written notice to the Pledgor of its intention to exercise such a right under Paragraph 11(a).

2.5 The Secured Party shall hold all Collateral (other than Cash Collateral) in a segregated account which identifies the Pledgor as the owner thereof (subject to the Secured Party's security interest therein) and the Secured Party shall take all action necessary to ensure no creditor of the Secured Party obtains any interest whatsoever therein.

2.6 Any interest or investment proceeds of any Collateral (except as provided in Paragraph 6.1 hereof) shall be for the account of the Pledgor and shall accrue to the benefit and in the name of the Pledgor.

2.7 Collateral shall at all times remain the property of the Pledgor, subject only to the extent of the interest, rights and remedies hereof of the Secured Party as the pledgee and/or secured party hereof.



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3.   CONDITIONS PRECEDENT:

     Any obligation on the part of the Secured Party to make a Transfer pursuant to this Appendix is subject to the following conditions precedent:

          no Event of Default, Termination Event and/or any event or condition that with the giving of notice or passage of time, or both, would constitute such an Event of Default or Termination Event, has occurred and is continuing as of the date for such Transfer with the Pledgor as the Defaulting Party or the Affected Party (as the case may be).

4.   DELIVERY OF COLLATERAL:

     (a) If, on the date at the beginning of each calendar quarter, the Required Amount exceeds the Value of the Collateral held by the Secured Party on such a date, the Pledgor shall, if requested by the Secured Party, Transfer to the Secured Party Permitted Collateral having a Value equal to such excess (rounded upwards to the nearest integral multiple of US$250,000) within two (2) Banking Days of such written request.

     (b) If, on any date during each calendar quarter, the price per share of the common stock of the Pledgor, as reasonably determined by the Valuation Agent with reference to the NASDAQ closing price on such a date, falls by twenty-five (25) percent or more below the price per share of the common stock of the Pledgor as of the Starting Date, then if so requested by the Secured Party and within two (2) Business Day of such a written request, the Pledgor shall Transfer to the Secured Party Permitted Collateral having a Value equal to the Required Amount less the Value of the Collateral then held by the Secured Party, rounded upwards to the nearest integral multiple of US$250,000.

          For the purpose of this Section 4(b) the "Starting Date" shall be defined as the date at the beginning of each calendar quarter and if the Pledgor Transfers Permitted Collateral to the Secured Party under this Section 4(b) during such a calendar quarter, then the new Starting Date shall be the date of the latest such Transfer under this
          Section 4(b).

5.   RETURN OF COLLATERAL:

5.1 Where, on the date at the beginning of each calendar quarter, the Value of Collateral held by the Secured Party exceeds the Required Amount on such a date, the Secured Party shall, if requested by the Pledgor and subject to Paragraph 3, Transfer to the Pledgor Collateral having a Value equal to such excess rounded downwards to the nearest integral multiple of US$250,000 within two (2) Banking Days of such request.

5.2 The Secured Party may in lieu of returning to the Pledgor any Collateral comprising securities (as such term is defined in the UCC) return securities which are fungible (as such term is used in the UCC) therewith in satisfaction of its obligations under this Paragraph 5.

6.   INTEREST ON CASH COLLATERAL:

6.1 Cash Collateral shall accrue interest for the benefit of the Pledgor at a rate equal to the overnight rate for deposits in US Dollars as displayed on Telerate page 118 provided that if, for any reason, Telerate Page 118 shall be unavailable interest shall accrue at such rate as and be compounded on such days as the Secured Party shall reasonably determine. Such interest will be compounded on each New York Business Day and, subject to Paragraph 3, be paid to the Pledgor on any Local Business Day and shall accrue from the date that

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     the deposit of such Cash Collateral is confirmed to or to the order of the Secured Party provided that such interest shall only be paid to the Pledgor to the extent that such interest when added to the Value of the Collateral held by the Secured Party, as of the date of such payment, exceeds the Required Amount in respect of the Pledgor on such date and any such interest not paid to the Pledgor shall be an accretion to the Collateral held by the Secured Party.

6.2 Any interest or investment proceeds on any Collateral (other than Cash Collateral) shall accrue for the benefit of the Pledgor and, subject to Paragraph 3, be paid to the Pledgor on any Local Business Day, provided that such interest or investment proceeds shall only be paid to the Pledgor to the extent that such interest or investment proceeds, when added to the Value of the Collateral held by the Secured Party, as of the date of such payment, exceeds the Required Amount in respect of the Pledgor on such date and any such interest or investment proceeds not paid to the Pledgor shall be an accretion to the Collateral held by the Secured Party.

7.   SUBSTITUTION:

     The Pledgor may, with the prior consent of the Secured Party, substitute existing Collateral. In the event of the Secured Party granting its consent thereto the Pledgor shall pay all the costs involved in effecting such substitution and, subject to Paragraph 3, the Secured Party shall Transfer to the Pledgor the existing Collateral which is the subject of the substitution as soon as practicable after the Secured Party shall be satisfied that it has received Permitted Collateral in replacement therefor having a Value, on the date of Transfer, not less than that of the Collateral being substituted.

8.   RESPONSIBILITY FOR AND CARE OF COLLATERAL:

8.1 Subject to Paragraph 11, all rights and powers conferred on or exercisable by the registered holder, bearer or legal owner of the Collateral (excluding Cash Collateral) shall be exercisable by the Pledgor or as the Pledgor shall direct and the Pledgor shall remain liable to observe and perform all conditions and obligations in respect of the Collateral (excluding Cash Collateral). The Secured Party shall, upon its receiving express and unequivocal instructions from the Pledgor, take all action necessary on its part to ensure that all such rights and powers are exercised in accordance with the Pledgor's instructions, provided that the Secured Party shall not be obliged to act in accordance with the Pledgor's instructions where: (a) such instructions involve any expense, and such expense has not been funded in advance by the Pledgor; or (b) to act in accordance with such instructions may reduce or in any way prejudice the value of such Collateral, and provided further that the Secured Party shall otherwise have no duty with respect to Collateral including, without limitation, any duty to collect any proceeds or enforce or preserve any rights pertaining thereto.

8.2 The Pledgor and the Secured Party hereby undertake not to exercise such rights it may have retained in respect of the Collateral in such a way as to reduce or prejudice in any way the value of the Collateral.

8.3 The parties acknowledge and agree that upon the Transfer of Collateral to the Secured Party, or to an agent or custodian to receive and hold Collateral for or on behalf of the Secured Party, such Collateral will not necessarily be registered in the Pledgor's name.

9.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS:

     The Pledgor represents and warrants that the provisions of Section 3 of the Agreement apply in full force and effect and, without limiting the foregoing:

     (a) it has the power to enter into the Transaction and to execute and deliver this Confirmation and perform its obligations hereunder (including, for the avoidance of doubt, under this Appendix);

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     (b)  its obligations under the Transaction (including, for the avoidance of doubt, under this Appendix) constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms;

     (c) it has taken all necessary action to authorise such entry, execution, delivery and performance;

     (d) such entry, execution, delivery and performance do not violate or conflict with any applicable law, any provision of its constituent documents, any order or judgement of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (e) it is and, subject to Paragraph 2.2, will at all times be the sole, lawful and beneficial owner of the Collateral free from all encumbrances and forms of security interests (except for the charge or other security interest, howsoever described, created hereby), and no other person has, or will at any time have, any proprietary right or interest therein;

     (f) except for the first priority security interest (howsoever described) in favour of the Secured Party and subject to Paragraph 2.2, no person has, (or in the case of after-acquired Collateral, at the time the Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of charge, lien, mortgage, pledge, security interest (however described) or other encumbrance, or otherwise) in, against or to the Collateral;

     (g) it will not (without the prior written consent of the Secured Party at any time) sell or agree to sell or otherwise dispose of, or agree to dispose of, the Collateral; and

     (h) it will ensure, so far as it is able, that the Collateral is and at all times remains free from any restrictions on transfer.

10.  EVENTS OF DEFAULT:

     Notwithstanding anything to the contrary in the Agreement, the occurrence at any time with respect to the Pledgor of any of the following events constitutes an Event of Default with respect to it for the purposes of the
     Agreement:

     (a) failure by it to Transfer Permitted Collateral in accordance with Paragraph 4, if such failure is not remedied within one Banking Day of written notice of such failure being given to the Pledgor;

     (b) failure by it to comply with or perform any other material provision required to be complied with or performed by it which is contained in this Appendix if such failure is not remedied within three Banking Days of notice of such failure given to the Pledgor;

     (c) the failing or ceasing of any material provision of this Appendix to be in full force and effect prior to the satisfaction by the Pledgor of all its obligations to the Secured Party under the Agreement; or

     (d) the Pledgor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, any material part of this Appendix.

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11.  SECURED PARTY'S RIGHTS AND REMEDIES:

     Upon the occurrence and continuance of any Event of Default with respect to the Pledgor or any Termination Event, the Secured Party may, to the extent permitted by applicable law, exercise as to all Collateral then held by the Secured Party the rights and remedies of a secured party under the UCC and as otherwise provided by law and, in addition, at its sole option and without notice to or demand upon the Pledgor, may exercise any or all of the following remedies upon two (2) Local Business Days written notice to the Pledgor:

     (a) set off the Secured Party's obligation to repay any Cash to the Pledgor, against any amounts owing to the Secured Party by the Pledgor under this Transaction; and/or

     (b) liquidate and apply all or any part of any Collateral other than Cash in any manner deemed commercially reasonable by the Secured Party, with the proceeds of such liquidation constituting Cash Collateral hereunder; and/or

     (c) set off the Value of such Collateral against any amounts owing to the Secured Party by the Pledgor.

12.  DELIVERY DEFAULT:

     If the Pledgor fails to make, when due, any Transfer of Collateral, it shall pay to the Secured Party, to the extent permitted under applicable law, an amount equal to interest at the Default Rate (as that expression is defined in the Agreement) multiplied by the Value of the Collateral which was required to be Transferred, from (and including) the date that such Collateral was required to be Transferred to (but excluding) the date of the Transfer. This interest will be calculated on a daily rate by reference to the actual number of days elapsed.

13.  SET-OFF:

     Upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law, the Non-defaulting Party or the party that is not the Affected Party (in either case, "X") may, without prior notice to any person, set off any sum or obligation under the Agreement (including, without limitation this Appendix), whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, "Y") to X or to any Affiliate of X, against any sum or obligation under the Agreement (including, without limitation this Appendix), whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

14.  SECURITY AND PERFORMANCE ASSURANCE:

     For the avoidance of doubt the parties agree that:

          (a) Cash Collateral, is not and shall not be deemed to be "client money" for the purposes of the Financial Services (Client Money) Regulations 1991 and the Secured Party shall not hold Cash Collateral as "client money" as contemplated by the Regulations; and

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          (b) Collateral constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

15.  NOTICES:

     Any notice or demand to be given to or made by the Secured Party or the Pledgor pursuant to this Appendix shall be made in writing as specified in
     Section 12 of the Agreement save that such notice or demand:

     (a) if given to the Secured Party, shall be given to or made in accordance with the following details:-

                  Address:          One Cabot Square, London  E14 4QJ

                  Telephone:        0171-888 2502
                  Facsimile:        0171-888 3866
                  Telex:            264521           Answerback:       CSFINPG
                  Swift:            CSFP GB 2L
                  Attention:        CSFP Operations Settlements

                  or in accordance with such other details as the Secured Party may from time to time notify (in accordance with the terms of this Paragraph 16) to the Pledgor; and

     (b) shall be deemed to be effective at the time such written notice is actually received unless such notice is received on a day which is not a Banking Day, or after 4.00 p.m. London time on any Banking Day, in which event such notice shall be deemed to be effective at 9.00 a.m. London time on the next succeeding Banking Day.

16.  DOCUMENTATION AND INCONSISTENCY:

     The parties agree to execute a collateral agreement (or such other form of documentation as Party A deems appropriate) in the form provided by Party A, subject to good faith negotiation, as an appendix to the Agreement




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